UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2021

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	NJMC	OTC Markets: QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07.         Submission of Matters to a Vote of Security Holders.

On June 22, 2021, New Jersey Mining Company (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) for consideration of the following proposals:

Proposal – 1. The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2021 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for re-election as Directors: John Swallow, Grant Brackebusch and Kevin Shiell;

Proposal – 2. Ratification of the appointment of the Company’s independent registered public accounting firm, Assure, CPA, LLC

Proposal – 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers;

Proposal – 4. To conduct an advisory vote to determine the frequency of conducting future advisory votes on executive compensation.

Each of the foregoing proposals is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 21, 2021.

As of the record date, May 3, 2021, there were 137,980,033 shares of the Company’s common stock outstanding.  At the Annual Meeting, there were present in person or by proxy 91,194,812 shares of the Company’s common stock, representing approximately 67.57% of the Company’s total outstanding common stock.  The results for each proposal submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposals	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Vote
Proposal 1 – Election of Directors
John Swallow	57,701,913	124,067	0	27,190,785
Grant Brackebusch	57,696,669	123,811	5,500	27,190,785
Kevin Shiell	57,809,913	10,567	5,500	27,190,785

	Votes For	Votes Against or Withheld	Abstentions
Proposal 2 - Ratification of Auditor	91,194,812	9,076	31,238

	Votes For	Votes Against or Withheld	Abstentions	Broker Non-Vote
Proposal 3 - Named Executive Officer Compensation	57,379,568	169,117	277,295	27,190,785

	1 year	2 years	3 years	Broker Non-Vote
Proposal 4 – Frequency of the Advisory Vote on Named Executive Officer Compensation	5,478,821	2,508,970	49,716,147	27,190,785

Based on the above voting results, (i) the director nominees, John Swallow, Grant A. Brackebusch and Kevin Shiell were re-elected directors, each for a term expiring at the 2021 annual meeting of shareholders, (ii) Assure, CPA, LLC (formerly known as DeCoria, Maichel & Teague) was ratified as the Company’s independent registered accounting firm for the ensuing year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow

Its:  President & CEO

Date: June 24, 2021